UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 22, 2014

Steadfast Apartment REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-191049	36-4769184
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

18100 Von Karman Avenue, Suite 500

Irvine, California 92612

(Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (949) 852-0700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry into a Material Definitive Agreement.

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01  Completion of Acquisition or Disposition of Assets.

Acquisition of Villages at Spring Hill

On May 22, 2014 (the “Closing Date”), Steadfast Apartment REIT, Inc. (the “Company”), through STAR at Spring Hill, LLC (“STAR Spring Hill”), an indirect wholly-owned subsidiary of the Company, acquired from a third party seller a fee simple interest in a 176-unit multifamily residential community located in Spring Hill, Tennessee, commonly known as Villages at Spring Hill (the “Spring Hill Property”).  On the Closing Date, Steadfast Asset Holdings, Inc., an affiliate of the Company, assigned to STAR Spring Hill the Purchase and Sale Agreement and Joint Escrow Instructions, dated April 7, 2014, for the purchase of the Spring Hill Property.

STAR Spring Hill acquired the Spring Hill Property for an aggregate purchase price of $14,200,000, exclusive of closing costs. STAR Spring Hill financed the payment of the purchase price for the Spring Hill Property with a combination of (1) proceeds from the Company’s public offering, and (2) a loan in the aggregate principal amount of $9,940,000 (the “Spring Hill Loan”) from Berkeley Point Capital LLC (“Berkeley Point”), pursuant to the requirements of the Fannie Mae Delegated Underwriting and Servicing program and Multifamily Loan and Security Agreement (the “Spring Hill Loan Agreement”), as evidenced by a Multifamily Note (the “Spring Hill Note” and, together with the Spring Hill Mortgage, the Environmental Indemnity and the Guaranty, each described below, the “Spring Hill Loan Documents”). For additional information on the terms of the Spring Hill Loan, see Item 2.03 below.

The Spring Hill Property was constructed in 1994 and consists of 15  two-story residential buildings and a clubhouse situated on an approximately 17.6-acre site. The garden-style property is comprised of 32 one-bedroom units, 120 two-bedroom units and 24 three-bedroom units that average 916 square feet with an average monthly rent of $800.  Apartment amenities at the Spring Hill Property include central electric heat and air, washer and dryer connections, mini blinds on all windows, closets and storage, frost-free refrigerators with ice maker, dishwasher, electric ranges, kitchen pantries and cable and high-speed internet availability. In addition, select units have wood burning fireplaces and vaulted ceilings and ceiling fans. Property amenities at the Spring Hill Property include a pool, 24-hour fully equipped fitness center and sauna, pet exercise area, sand volleyball court, children’s play area, gated tennis courts, on-site coin laundry facility, car wash area with vacuum, 24-hour maintenance service and picnic area with charcoal grills. As of May 21, 2014, the Spring Hill Property was approximately 95% occupied.

An acquisition fee of approximately $148,000 was earned by Steadfast Apartment Advisor, LLC, the Company’s advisor (the “Advisor’), in connection with the acquisition of the Spring Hill Property.

The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Management of the Spring Hill Property

On the Closing Date, STAR Spring Hill and Steadfast Management Company, Inc. (“Steadfast Management”), an affiliate of the Advisor, entered into a Property Management Agreement (the “Management Agreement”) pursuant to which Steadfast Management serves as the exclusive leasing agent and manager of the Spring Hill Property. Pursuant to the Management Agreement, STAR Spring Hill is to pay Steadfast Management a monthly management fee in an amount equal to 3.0% of the Spring Hill Property’s gross collections (as defined in the Management Agreement) for such month. The Management Agreement has an initial term that expires on May 22, 2015 and will continue thereafter on a month-to-month basis unless either party gives 60 days prior written notice of its desire to terminate the Management Agreement. STAR Spring Hill may terminate the Management Agreement at any time upon 30 days prior written notice to Steadfast Management in the event of the gross negligence, willful misconduct or bad acts of Steadfast Management or any of Steadfast Management’s employees. Either party may terminate the Management Agreement due to a material breach of the other party’s obligations under the Management Agreement that remains uncured for 30 days after notification of such breach.

The material terms of the Management Agreement described herein are qualified in their entirety by the Management Agreement, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by referenced into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

 Spring Hill Loan

In connection with the acquisition of the Spring Hill Property, STAR Spring Hill borrowed $9,940,000 from Berkeley Point pursuant to the Spring Hill Loan Agreement. The Spring Hill Loan has a 120-month term with a maturity date of June 1, 2024 (the “Maturity Date”). STAR Spring Hill paid a loan origination fee of $90,000 to Berkeley Point in connection with the Spring Hill Loan.

Interest on the outstanding principal balance of the Spring Hill Loan accrues at an initial rate of 2.279%,  and a monthly interest payment of $18,877 is due and payable on July 1, 2014. Beginning July 1, 2014 and continuing until the Maturity Date, interest on the outstanding principal balance of the Spring Hill Loan will accrue at the one-month London Interbank Offered Rate (LIBOR) plus 2.13%, as further described in the Spring Hill Loan Agreement. Commencing on July 1, 2018, in addition to the monthly interest payment, a monthly payment of principal in the amount of $14,806 is due and payable on the first date of each month until the Maturity Date. The entire outstanding principal balance and any accrued interest on the Spring Hill Loan is due and payable in full on the Maturity Date.

STAR Spring Hill may voluntarily prepay the unpaid principal balance of the Spring Hill Loan and all accrued interest thereon and other sums due to Berkeley Point under the Spring Hill Loan Documents following the first year of the Spring Hill Loan, provided that STAR Spring Hill provides Berkeley Point with prior notice of such prepayment and pays a prepayment fee, all in accordance with the terms of the Spring Hill Loan Agreement.

The performance of the obligations of STAR  Spring Hill under the Spring Hill Loan is secured by a Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Tennessee) with respect to the Spring Hill Property (the “Spring Hill Mortgage”). Additionally, pursuant to an Assignment of Management Agreement, STAR Spring Hill assigned all of its rights under the Management Agreement to Berkeley Point upon an event of default under the Spring Hill Loan Documents.

In connection with the acquisition of the Spring Hill Property, STAR Spring Hill also entered into an Environmental Indemnity Agreement (the “Environmental Indemnity”), pursuant to which STAR Spring Hill agreed to indemnify, defend and hold harmless Berkeley Point and certain other parties identified in the Environmental Indemnity, from and against any actions, damages, claims or other liabilities that Berkeley Point or such other parties may suffer or incur as a result of, among other things, (1) the actual or alleged presence of certain hazardous substances on or under the Spring Hill Property or any other property from which hazardous materials derived or allegedly derived from the Spring Hill Property, (2) any actual or alleged violation of any environmental laws applicable to the Spring Hill Property, (3) any breach of any representation or warranty made in the Environmental Indemnity by STAR Spring Hill, (4) any failure by STAR Spring Hill to perform any of its obligations under the Environmental Indemnity, (5) any remedial work as defined in the Environmental Indemnity or (6) the existence or alleged existence of any prohibited activity or condition as defined in the Environmental Indemnity.

The Company entered into a Guaranty of Non-Recourse Obligations (the “Guaranty”) in connection with the Spring Hill Loan.  The Company absolutely, unconditionally and irrevocably guaranteed to Berkeley Point the full and prompt payment and performance when due of all amounts for which STAR Spring Hill is personally liable under the Spring Hill Loan Documents, in addition to all costs and expenses incurred by Berkeley Point in enforcing such Guaranty.

The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 29, 2014, the Company distributed a press release announcing the completion of the acquisition of the Spring Hill Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Because it is impracticable to provide the required financial statements for the acquisition of the real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

See Paragraph (a) above.

(c)   Exhibits.

ExhibitDescription

10.1

Purchase and Sale Agreement and Joint Escrow Instructions, dated as of April 7, 2014, by and between Steadfast Asset Holdings, Inc. and Villages at Spring Hill, L.P. and First American Title Insurance Company in its capacity as escrow holder

10.2	Assignment and Assumption of Purchase Agreement, dated as of May 22, 2014, by and between Steadfast Asset Holdings, Inc. and STAR at Spring Hill, LLC
10.3	Property Management Agreement, made and entered into as of May 22, 2014, by and between Steadfast Management Company, Inc. and STAR at Spring Hill, LLC
10.4	Multifamily Note, effective as of May 22, 2014, by STAR at Spring Hill, LLC in favor of Berkeley Point Capital LLC
10.5	Multifamily Loan and Security Agreement (Non-Recourse), dated as of May 22, 2014, by and between STAR at Spring Hill, LLC and Berkeley Point Capital LLC
10.6

Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Tennessee), dated as of May 22, 2014, by and between STAR at Spring Hill, LLC and Berkeley Point Capital LLC

10.7	Guaranty of Non-Recourse Obligations, dated as of May 22, 2014, by Steadfast Apartment REIT, Inc. to and for the benefit of Berkeley Point Capital LLC
10.8	Environmental Indemnity, dated as of May 22, 2014, by STAR at Spring Hill, LLC to and for the benefit of Berkeley Point Capital LLC
10.9	Assignment of Management Agreement, dated as of May 22, 2014, by and among STAR at Spring Hill, LLC, Berkeley Point Capital LLC and Steadfast Management Company, Inc.

99.1Press release, dated May 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT, INC.

Date:	May 29, 2014	By:	/s/ Ella S. Neyland
Ella S. Neyland
President

EXHIBIT INDEX

ExhibitsDescription

10.1

Purchase and Sale Agreement and Joint Escrow Instructions, dated as of April 7, 2014, by and between Steadfast Asset Holdings, Inc. and Villages at Spring Hill, L.P. and First American Title Insurance Company in its capacity as escrow holder

10.2	Assignment and Assumption of Purchase Agreement, dated as of May 22, 2014, by and between Steadfast Asset Holdings, Inc. and STAR at Spring Hill, LLC
10.3	Property Management Agreement, made and entered into as of May 22, 2014, by and between Steadfast Management Company, Inc. and STAR at Spring Hill, LLC
10.4	Multifamily Note, effective as of May 22, 2014, by STAR at Spring Hill, LLC in favor of Berkeley Point Capital LLC
10.5	Multifamily Loan and Security Agreement (Non-Recourse), dated as of May 22, 2014, by and between STAR at Spring Hill, LLC and Berkeley Point Capital LLC
10.6

Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Tennessee), dated as of May 22, 2014, by and between STAR at Spring Hill, LLC and Berkeley Point Capital LLC

10.7	Guaranty of Non-Recourse Obligations, dated as of May 22, 2014, by Steadfast Apartment REIT, Inc. to and for the benefit of Berkeley Point Capital LLC
10.8	Environmental Indemnity, dated as of May 22, 2014, by STAR at Spring Hill, LLC to and for the benefit of Berkeley Point Capital LLC
10.9	Assignment of Management Agreement, dated as of May 22, 2014, by and among STAR at Spring Hill, LLC, Berkeley Point Capital LLC and Steadfast Management Company, Inc.

99.1Press release, dated May 29, 2014